SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           Reported): August 25, 1999

                               THE PROVIDENT BANK
            -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Ohio                   333-81675          31-0412725
-------------------------------   -----------   ----------------------
(State or Other Jurisdiction of   (Commission      (I.R.S. Employer
        Incorporation)            File Number)     Identification No.)

          One East Fourth Street
             Cincinnati, Ohio                     45202
          -----------------------             -------------
          (Address of Principal                 (Zip Code)
           Executive Offices)

       Registrant's telephone number, including area code (513) 579-2000

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Item 5.  Other Events.
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Filing of Derived Materials.
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     In connection with the offering of the Provident Bank Home Equity Loan Trust 1999-3, Home Equity Loan Asset-Backed Certificates, Series 1999-3 (the "Certificates"), Lehman Brothers Inc. as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although The Provident Bank (the "Company") provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Derived Materials by paper filing on Form SE.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial
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                  Information and Exhibits.
                  -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1              Derived Materials



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     THE PROVIDENT BANK

                                                     By:/s/ Kevin M. Shea
                                                        ----------------------
                                                         Name:  Kevin M. Shea
                                                         Title: Vice President

Dated:  August 19, 1999



                                 Exhibit Index
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         Exhibit                                                          Page
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          99.1                     Derived Materials..........................6



                                 EXHIBIT 99.1

     In accordance with Rule 311(i) of Regulation S-T, the Derived Materials are being filed on paper pursuant to Form SE.